Robinson Tax Advantaged Income Fund Class A Shares (ROBAX) Class C Shares (ROBCX) Class T Shares (ROBDX) Institutional Class Shares (ROBNX)
Summary Prospectus	May 1, 2021

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and Statement of Additional Information (“SAI”) and other information about the Fund online at www.libertystreetfunds.com/mutual-funds/robinson-tax-advantaged-income-fund. You may also obtain this information at no cost by calling (800) 207-7108 or by sending an e-mail request to libertystreetfunds@umb.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2021, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The investment objective of the Robinson Tax Advantaged Income Fund (the “Fund”) is to seek total return with an emphasis on providing current income, a substantial portion of which will be exempt from federal income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A Shares of the Fund or if you invest $250,000 or more in Class T shares in a single transaction. More information about these fees and other discounts is available from your financial professional and in the section titled “Choosing a Share Class” on page 34 of the Statutory Prospectus and in “APPENDIX A – Waivers and Discounts Available from Intermediaries and Conversion Policies” of the Statutory Prospectus.

		Class A Shares		Class C Shares		Class T Shares		Institutional Class Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		3.75%(1)		None		2.50%		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%(2)		1.00%(2)		None		None
Wire fee		$20		$20		$20		$20
Overnight check delivery fee		$25		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		1.10%		1.10%		1.10%		1.10%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		0.25%		None
Other expenses (3)		0.40%		0.40%		0.40%		0.40%
Shareholder service fee	0.05%		0.05%		0.05%		0.05%
Dividends and interest expense on short sales	0.04%		0.04%		0.04%		0.04%
All other expenses	0.31%		0.31%		0.31%		0.31%
Acquired fund fees and expenses		1.84%		1.84%		1.84%		1.84%
Total annual fund operating expenses (4)		3.59%		4.34%		3.59%		3.34%
Fees waived and/or expenses reimbursed (5)		(0.11)%		(0.11)%		(0.11)%		(0.11)%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses (4), (5)		3.48%		4.23%		3.48%		3.23%

1	No initial sales charge is applied to purchases of $500,000 or more.
2	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on certain Class A Share purchases of $500,000 or more that are redeemed in whole or in part within 18 months of the date of purchase. A CDSC of 1.00% will be charged on Class C Share purchases that are redeemed in whole or in part within 12 months of the date of purchase.
3	Other expenses for Class T shares are estimated for the current fiscal year, based on current expenses for the existing share classes.
4	The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursements do not correlate to the ratio of expense to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.
5	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation expenses) do not exceed 1.60%, 2.35%, 1.60% and 1.35% of the average daily net assets of the Class A Shares, Class C Shares, Class T Shares and Institutional Class Shares, respectively. Class T Shares were not offered prior to May 1, 2021. This agreement is in effect until April 30, 2022, and may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation in effect at the time such fees were waived or payments made, or (b) the expense limitation in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects the Fund’s contractual fee waiver and/or expense reimbursement only for the term of the contractual fee waiver and/or expense reimbursement.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$712	$1,424	$2,156	$4,077
Class C Shares	$525	$1,305	$2,197	$4,480
Class T Shares	$592	$1,313	$2,054	$4,000
Institutional Class Shares	$326	$1,017	$1,731	$3,623

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$425	$1,305	$2,197	$4,480

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 185% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund pursues its investment objective by investing primarily in closed-end registered investment companies (“closed-end funds” or “CEFs”) that invest primarily in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). In addition, when, in the opinion of Robinson Capital Management, LLC (“Robinson” or the “Sub-Advisor”), the Fund’s sub-advisor, the risk/reward profile for CEF securities appears unfavorable, or when CEF price valuations are not attractive, the Fund may, but is not required to, purchase shares of open-end registered investment companies (“Mutual Funds”) or Exchange-Traded Funds (“ETFs”) that invest primarily in municipal bonds.

The Fund expects a substantial portion of the income generated by the municipal bonds in which the CEFs, Mutual Funds and ETFs invest will be exempt from federal income taxes (“tax advantaged income”). A portion of the income generated by these municipal bonds, however, may be subject to the alternative minimum tax. As a result, the CEFs’, Mutual Funds’ and ETFs’ distributions to investors are expected to consist primarily of tax advantaged income, and a substantial portion of the income distributed to the Fund and Fund shareholders is also expected to consist primarily of such tax advantaged income. The CEFs, Mutual Funds and ETFs in which the Fund invests invest primarily in investment grade municipal bonds, with an average rating of at least Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s or Fitch Ratings. Certain Mutual Funds and ETFs in which the Fund may choose to invest may have exposure to municipal bonds that are rated below investment grade (“junk bonds”). Typically, the Sub-Advisor expects to limit the Fund’s exposure to junk bonds held by the underlying CEFs, Mutual Funds, and ETFs to no more than 15% of the market value of the Fund’s portfolio. There is no minimum or maximum average maturity for the underlying municipal bond holdings in the CEFs, Mutual Funds and ETFs in which the Fund invests. To seek to hedge against interest rate risk and mitigate the Fund’s exposure to duration risk, the Sub-Advisor may use short positions and invest in short-term investments and derivatives such as options, futures contracts, options on futures contracts, and swaps. Primarily the Sub-Advisor anticipates using short positions on U.S. Treasury futures contracts (generally 2-year note, 5-year note, 10-year note and 30-year bond contracts) for those purposes. The Sub-Advisor may also use options on municipal bond ETFs, interest rate swaps, and the purchase of credit default swaps. Typically, the Sub-Advisor expects to limit these positions to no more than 10% of the market value of the Fund’s portfolio.

Whether analyzing CEFs, Mutual Funds or ETFs, the Sub-Advisor looks through to the underlying holdings of the funds. Holdings are analyzed across a variety of risk and return metrics including interest rate risk, call risk, credit quality, yield to maturity and yield to worst, to ensure the holdings are consistent with the Fund’s policies.

For the CEFs, the Sub-Advisor’s portfolio construction process involves using proprietary real-time models to first analyze and rank CEFs to build expected return and risk profiles. The Sub-Advisor then uses value oriented analysis to weigh the costs and benefits of the CEFs, and quantify the CEFs’ exposure to various risks.

The Sub-Advisor seeks to select CEFs that trade at discounts to the true market values of the CEFs’ municipal bond holdings by identifying quantifiable (or “rational”) factors that could contribute to a deviation between a CEF’s market capitalization (i.e., the aggregate market price of its total outstanding shares) and the true market value of the municipal bonds that the CEF holds. Such factors include the CEFs’ historical performance, fund expenses, dividend distribution yield, unrealized capital gains, investor trading to harvest short term losses, cost and use of leverage, liquidity, and governance. The Sub-Advisor’s proprietary valuation model seeks to quantify each of these factors and adds them to (or if the factors have a negative impact, subtracts them from) a CEF’s underlying market value. The resulting valuation is what the Sub-Advisor considers the fair market value for the CEF. The calculated fair market value per fund share is then compared to the actual price at which the CEF’s shares are currently trading. The Sub-Advisor believes that any difference can be attributed to “irrational” explanations. If the Sub-Advisor’s determination of a CEF’s fair market value is greater than the CEF’s actual market price, the Sub-Advisor considers the difference to be the CEF’s discount. Conversely, if the Sub-Advisor’s determination of a CEF’s fair market value is lower than the actual market price, the Sub-Advisor considers the difference to be the CEF’s premium.

The Sub-Advisor then analyzes the data according to its own proprietary model to determine a rating of the discount or premium. The analysis includes how under/overvalued a CEF is relative to its history, how under/overvalued a CEF is relative to other CEFs in the same asset class, how under/overvalued the asset class is relative to its history, and how under/overvalued the asset class is to other asset classes.

The Sub-Advisor may utilize a number of trading techniques to seek to unlock its estimate of the value of the premiums/discounts in the CEFs that invest in municipal bonds. This may lead to active and frequent trading of the Fund’s securities. The Sub-Advisor’s techniques include rotating Fund portfolio holdings to the CEFs the Sub-Advisor believes are the most undervalued, short selling those CEFs that the Sub-Advisor believes are the most overvalued, opportunistic trading due to temporary price dislocations, participating in tender offers of CEF shares, arbitrage opportunities for CEF mergers, buying a CEF that the Sub-Advisor believes is undervalued and pairing it with a short position in another CEF, and tax-related rebalancing trades. The Fund may engage in frequent and active trading.

Principal Risks of Investing

Risk is inherent in all investing and you could lose money by investing in the Fund. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

●	Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular issuer, company, or asset class, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for individual consumers and borrowers, credit markets and corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular issuer, borrower, industry or industries, such as increased unemployment, declining wages and property values, labor shortages or increased production costs and competitive conditions within an industry.

●	Fixed Income Securities Risk. The underlying CEFs, Mutual Funds and ETFs in which the Fund invests invest primarily in fixed income securities. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

●	Municipal Bonds Risk. The underlying CEFs, Mutual Funds and ETFs in which the Fund invests invest primarily in municipal bonds. Litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on the ability of an issuer of municipal bonds to make payments of principal and/or interest. Political changes and uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders can significantly affect municipal bonds. If the Internal Revenue Service (the “IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to regular federal income tax, possibly retroactively to the date the security was issued, the security could significantly decline in value, and a portion of the distributions to shareholders of the Fund could be recharacterized as taxable.

●	CEFs Risk. The Fund invests in shares of CEFs. Investments in CEFs are subject to various risks, including reliance on management’s ability to meet a CEF’s investment objective and to manage a CEF’s portfolio, and fluctuation in the market value of a CEF’s shares compared to the changes in the value of the underlying securities that the CEF owns. The Fund bears a pro rata share of the management fees and expenses of each underlying CEF in addition to the Fund’s management fees and expenses, which results in the Fund’s shareholders being subject to higher expenses than if they invested directly in the CEFs. There can be no guarantee that shares of a CEF held by the Fund will not trade at a persistent and ongoing discount.

●	U.S. Treasury Futures Contracts Hedge Risk. The Sub-Advisor, as it deems appropriate intends to hedge against interest rate risk by short selling U.S. Treasury futures contracts. To the extent the Fund holds such short positions, should market conditions cause U.S. Treasury prices to rise, the Fund’s portfolio could experience a loss; and should U.S. Treasury prices rise at the same time municipal bond and/or closed-end municipal bond fund prices fall, these losses will be greater than if the hedging strategy had not been in place. The hedging strategy depends on market conditions and the judgment of the Sub-Advisor, and there is no guarantee that the success of the hedging strategy will be successful in mitigating interest rate risk or preventing losses to the Fund’s portfolio.

●	Covid-19 Related Market Events. An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

●	Management and Strategy Risk. The evaluation and selection of the Fund’s investments depend on the judgment of the Fund’s Sub-Advisor about the quality, relative yield, value or market trends affecting a particular security, issuer, sector or region, which may prove to be incorrect.

●	Leveraging Risk. The CEFs, Mutual Funds and ETFs in which the Fund invests may be leveraged as a result of borrowing or other investment techniques. As a result, the Fund will be exposed indirectly to leverage through its investment in a CEF, Mutual Fund or ETF that utilizes leverage. An investment in securities of a CEF, Mutual Fund or ETF that uses leverage may expose the Fund to higher volatility in the market value of such securities than would otherwise be the case and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Fund’s shares) will be diminished. Certain Fund transactions, such as entering into futures contracts, options and short sales, will give rise to a form of leverage. The use of leverage, such as entering into futures contracts, options, and short sales, may magnify the Fund’s gains or losses and make the Fund more volatile. Leverage creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had, potentially resulting in the loss of all assets. The Fund may also have to sell assets at inopportune times to satisfy its obligations in connection with such transactions.

●	Interest Rate Risk. The underlying CEFs, Mutual Funds and ETFs in which the Fund invests invest primarily in fixed income securities. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the underlying CEF’s, Mutual Fund's and ETF's investments. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

●	Tax Risk. There is no guarantee that the Fund’s income will be exempt from regular federal income taxes. Events occurring after the date of issuance of a municipal bond or after a CEF’s, Mutual Fund’s or ETF’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes, possibly retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to decline in value. There is no guarantee that all distributions from the Fund to shareholders will be characterized as exempt-interest dividends for U.S. federal income tax purposes. For example, as a result of the nature of the distributions from the underlying CEFs, Mutual Funds and ETFs held by the Fund, a portion of the Fund’s distributions to shareholders may be characterized as return of capital or capital gains. The Fund’s opportunistic trading strategies may also result in a portion of the Fund’s distributions to shareholders being characterized as capital gains.

●	Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

●	ETF and Mutual Fund Risk. Investing in ETFs or Mutual Funds will provide the Fund with exposure to the risks of owning the underlying securities the ETFs or Mutual Funds hold. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF or a Mutual Fund, if the Mutual Fund is an index fund, may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF or Mutual Fund, the temporary unavailability of certain index securities in the secondary market, or discrepancies between the ETF or Mutual Fund and the index with respect to the weighting of securities or the number of securities held. It may be more expensive for the Fund to invest in an ETF or Mutual Fund than to own the portfolio securities of these investment vehicles directly. Investing in ETFs and Mutual Funds, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund may invest in underlying funds which invest a larger portion of their assets in one or more sectors than many other Mutual Funds, and thus will be more susceptible to negative events affecting those sectors.

●	High Yield (“Junk”) Bond Risk. The underlying CEFs, Mutual Funds and ETFs in which the Fund invests may invest in high yield bonds. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Entities issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

●	Liquidity Risk. There can be no guarantee that an active market in shares of CEFs and ETFs held by the Fund will exist. The Fund may not be able to sell CEF or ETF shares at a price equal to the net asset value per share (“NAV”) of the CEF or ETF. While the Fund seeks to take advantage of differences between the NAV of CEF or ETF shares and any secondary market premiums or discounts, the Fund may not be able to do so. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

●	Short Sales Risk. The Fund and the CEFs, Mutual Funds and ETFs held by the Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise, and thus, the Fund may experience a loss. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

●	Futures Risk. Use of futures contracts by the Fund or the CEFs, Mutual Funds and ETFs held by the Fund may cause the value of the Fund’s shares to be more volatile. The Fund’s use of futures contracts (and related options) expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not be perfect substitutes for securities. Risks of futures contracts may arise from an imperfect correlation between movements in the price of the futures and the price of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures could exceed the Fund’s initial investment in such contracts. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid, and as a result, the Fund may be unable to close out its futures contracts at a time that is advantageous.

●	Derivatives Risk. The Fund and the CEFs, Mutual Funds and ETFs held by the Fund may use derivative instruments in addition to futures. Derivatives derive their value from the value of an underlying security, currency, or index. Major types of derivatives include futures, options, swaps and forward contracts. Derivative instruments involve risks different from direct investments in the underlying assets, including imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; risks that the transactions may result in income that is not exempt from federal income tax; and risks that the transactions may not be liquid.

●	Options Risk. Purchasing and writing options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance. To the extent that the Fund invests in over-the-counter options, the Fund may be exposed to counterparty risk.

●	Swaps Risk. The Fund or the CEFs, Mutual Funds and ETFs held by the Fund may enter into equity, interest rate, index, credit default, and currency rate swap agreements, or “swaps.” Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value. Swaps may also be considered illiquid.

Performance

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for Institutional Class shares and by showing how the average annual total returns of each class of the Fund compare with the average annual total returns of a broad-based market index. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. Class T Shares were not offered during the periods shown and therefore no performance for Class T Shares is provided. Updated performance information is available at the Fund’s website, www.libertystreetfunds.com, or by calling the Fund at (800) 207-7108. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar-Year Total Return (before taxes) – Institutional Class Shares

For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV	8.75%	Quarter Ended 03/31/2019
Lowest Calendar Quarter Return at NAV	(11.47)%	Quarter Ended 03/31/2020

The year-to-date return for the Fund as of March 31, 2021 was 4.65%.

Average Annual Total Returns (for Periods Ended December 31, 2020)	1 Year	5 Years	Since Inception	Inception Date
Institutional Class - Return Before Taxes	0.70%	2.70%	3.30%	September 30, 2014
Institutional Class - Return After Taxes on Distributions*	0.67%	2.57%	3.19%	September 30, 2014
Institutional Class - Return After Taxes on Distributions and Sale of Fund Shares*	1.65%	2.87%	3.40%	September 30, 2014
Class A Shares - Return Before Taxes	(3.37)%	1.25%	2.08%	September 30, 2014
Class C Shares - Return Before Taxes	(1.30)%	1.68%	2.28%	September 30, 2014
Bloomberg Barclays Short-Intermediate 1-10 Years Municipal Bond Index (Reflects No Deductions for Fees, Expenses or Taxes)	3.97%	2.74%	2.61%	September 30, 2014

*	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Class shares only and after-tax returns for classes other than Institutional Class shares will vary from returns shown for Institutional Class shares.

Investment Advisor and Sub-Advisor

Liberty Street Advisors, Inc. is the Fund’s investment advisor (the “Advisor”). Robinson Capital Management, LLC is the Fund’s sub-advisor.

Portfolio Managers

James Robinson, Chief Executive Officer and Chief Investment Officer, and Jonathan Browne, Director and Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Robinson has been portfolio manager of the Fund since its inception on December 31, 2015, and Mr. Browne has been portfolio manager of the Fund since May 1, 2020.

Purchase and Sale of Fund Shares

Currently, Class T Shares are not available for purchase. To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Class A Shares, Class C Shares and Class T Shares
Standard Accounts	$2,500	$100
Traditional and Roth IRA Accounts	$2,500	$100
Accounts with Systematic Investment Plans	$2,500	$100
Qualified Retirement Plans	$2,500	$100
Institutional Class Shares
All Accounts	$1,000,000	$100,000

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

The Fund intends to distribute income that is generally exempt from regular federal income tax. Portions of the Fund’s distributions may be subject to such taxes and/or to the federal alternative minimum tax applicable to individuals. Although the Fund expects that a significant portion of its distributions will be exempt from regular U.S. federal income tax, no assurance can be given in this regard.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies (including the Advisor) may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.